SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported):November 2, 1996


                     ATMOS ENERGY CORPORATION
      (Exact Name of Registrant as Specified in its Charter)




     Texas                     1-10042               75-1743247
(State or Other Juris-    (Commission File  (IRS Employer Identi-
diction of Incorporation)     Number)            fication No.)




         1800 Three Lincoln Centre                     75240
               5430 LBJ Freeway                      (Zip Code)
                Dallas, Texas
     (Address of Principal Executive Offices)




       Registrant's telephone number, including area code:
                          (972) 934-9227





Item 5.   Other Events.

     Atmos Energy Corporation, a Texas corporation ("Atmos") and United Cities Gas Company, an Illinois and Virginia corporation ("United Cities") have entered into an agreement (the "Agreement") with Southern Union Company, a Delaware corporation ("Southern Union") relating to all litigation and proceedings among them arising from the proposed merger of United Cities with and into Atmos and Southern Union's purported ownership of United Cities common stock. Copies of the Atmos/United Cities joint press release and of the Agreement are attached hereto as exhibits and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     99.1  Press Release of Atmos Energy Corporation dated November 4, 1996.
     99.2  Agreement dated November 2, 1996






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   ATMOS ENERGY CORPORATION


Date:  November 5, 1996        By: /s/ Robert F. Stephens
                                   ---------------------------------
                                   Robert F. Stephens, President and
                                   Chief Operating Officer